Exhibit 8.1
Subsidiaries of Diversified Energy Company PLC as of December 31, 2024

Name of Subsidiary	Jurisdiction
Diversified Gas & Oil Corporation	United States
Diversified Production LLC	United States
Diversified ABS Holdings LLC	United States
Diversified ABS LLC	United States
Diversified ABS Phase II Holdings LLC	United States
Diversified ABS Phase II LLC	United States
Diversified ABS Phase IV Holdings LLC	United States
Diversified ABS Phase IV LLC	United States
DP Bluegrass Holdings LLC	United States
DP Bluegrass LLC	United States
Chesapeake Granite Wash Trust(a)	United States
BlueStone Natural Resources II, LLC	United States
Sooner State Joint ABS Holdings LLC(b)	United States
Diversified ABS Phase VI Holdings LLC	United States
Diversified ABS Phase VI LLC	United States
Diversified ABS VI Upstream LLC	United States
Oaktree ABS VI Upstream LLC	United States
DP Lion Equity Holdco LLC(c)	United States
DP Lion Holdco LLC(c)	United States
Diversified ABS VIII Holdings LLC	United States
Diversified ABS VIII LLC	United States
Diversified ABS III Upstream LLC	United States
Diversified ABS V Upstream LLC	United States
DP Yellowjacket Equity Holdco LLC	United States
DP Yellowjacket Holdco LLC	United States
DM Yellowjacket Holdco LLC	United States
Tanos TX Holdco LLC	United States
Diversified ABS IX Holdings LLC	United States
Diversified Mustang Holdco LLC	United States
DP RBL Co LLC	United States
DP Legacy Central LLC	United States
Diversified Energy Marketing, LLC	United States
OCM Denali Holdings, LLC	United States
DP Tapstone Energy Holdings, LLC	United States
DP Legacy Tapstone LLC	United States
Giant Land, LLC(d)	United States
Link Land, LLC(d)	United States
Old Faithful Land, LLC(d)	United States
Riverside Land, LLC(d)	United States
Splendid Land, LLC(d)	United States
Diversified Midstream LLC	United States
Cranberry Pipeline Corporation	United States
Coalfield Pipeline Company	United States
DM Bluebonnet LLC	United States
Black Bear Midstream Holdings LLC	United States
Black Bear Midstream LLC	United States
Black Bear Liquids LLC	United States
Black Bear Liquids Marketing LLC	United States
DM Pennsylvania Holdco LLC	United States
Diversified Energy Group LLC	United States
Diversified Energy Company LLC	United States
Next LVL Energy, LLC	United States
Diversified ABS IX Holdings LLC	United States
Diversified ABS X Holdings LLC	United States
Diversified ABS X LLC	United States